UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23089

M3Sixty Funds Trust

(Exact name of registrant as specified in charter)

4300 Shawnee Mission Parkway, Suite 100 Fairway, KS	66205
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange St.

Wilmington, DE 19801

(Name and address of agent for service)

With Copies To:

Bo J. Howell

Strauss Troy Co., LPA

Federal Reserve Building

150 E. 4th Street, 4th Floor

Cincinnati, OH 45202-4018

Registrant’s telephone number, including area code: 888-553-4233

Date of fiscal year end: 06/30/2021

Date of reporting period: 06/30/2021

ITEM 1.	REPORTS TO SHAREHOLDERS

The Annual Report to Shareholders of the F/m Investments Large Cap Focused Fund (the “Focused Fund”), formerly the Cognios Large Cap Growth Fund, a series of the M3Sixty Funds Trust (the “registrant”), for the year ended June 30, 2021 pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1) is filed herewith.

F/m Investments Large Cap Focused Fund Investor Class Shares (Ticker Symbol: IAFMX) Institutional Class Shares (Ticker Symbol: IAFLX)

A series of the

M3Sixty Funds Trust

ANNUAL REPORT

June 30, 2021

Investment Adviser:

F/M Investments LLC

3050 K Street, NW

Suite W-170

Washington, DC 20007

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the F/m Investments Large Cap Focused Fund’s (the “Fund”) shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an e-mail request.

Dear Shareholder,

Thank you for investing with F/m Investments LLC and Integrated Alpha Investments LLC. We hope that you and your loved ones remain well through an extraordinary time and have adapted to the ever-changing ”normal life”.

This Annual Report covers the F/m Investments Large Cap Focused Fund (the “Fund”) for the fiscal year ended June 30, 2021. We appreciate this opportunity to offer insight into the Fund’s investment strategy and our perspective on recent performance and current market conditions.

Important Fund Update

In the coming weeks you will receive a proxy concerning an administrative change to the Fund. We are consolidating the Fund into F/m Funds Trust which we believe benefits shareholders’ interests. Immediately, cost reductions will be passed through to shareholders; longer term, we anticipate continued reduced expenses and that the Fund will be part of a platform, enabling the firm to provide a better service experience to all. Please feel free to reach out to us with any questions.

About the Fund

The Fund invests in companies that have accelerating revenue and earnings growth complemented by confirming price momentum by combining proven quantitative and traditional investment practices into a rigorous framework empowering highly systematic and adaptable alpha capture. We call this proprietary process, a combination of quantitative selection and discretionary overlay: QuantActive™. The quantitative process is driven by two proprietary scores, a fundamental score that measures growth in company fundamentals and a technical score that measures price momentum.

Our investment process is focused on building a robust and tempered investment portfolio that may include stocks that fall outside of the classic growth stock classification yet exhibit growth characteristics and price response. This style-agnostic approach enables us to navigate all market environments, regardless of prevailing trends. This flexibility was particularly important as we responded to the unprecedented impact of Covid-19 on markets, which produced definite winners and losers that quantitative models built on historical data would not likely have identified.

Performance Update

During the fiscal year ended June 30, 2021, the total return for Institutional Class Shares (“IAFLX”) was 43.00% and the total return for the Investor Class Shares (“IAFMX”) was 42.64%. IAFLX beat its broad market benchmarks and had mixed results versus growth related benchmarks:

Benchmark	Fiscal Year 2021 Return	IAFLX Outperformance
Standard & Poors 500® Total Return Index (“S&P 500”)	40.79%	2.21%
Russell 1000 ® Total Return Index (“Russell 1000”)	43.07%	(0.07)%
Standard & Poors 500® Growth Total Return Index	41.36%	1.64%
Russell 1000 ® Growth Total Return Index	42.50%	0.50%

The trailing twelve-month period presented challenges to the strategy. Our investment approach was able to cope with shifting markets and remain well within its investment mandate. Here we explain the performance and how we adjusted course to changing market dynamics in the second half of the fiscal year.

Relative to a purely quantitative strategy, our approach thrives on its ability to better navigate periods when our quantitative factors are out of favor, potentially mitigating downside risk of the Fund.  This is critical for long-term success. In the first quarter of 2021, the broad market shifted away from growth, which dominated the past years’ performance, and towards traditional value names. Prior bouts with this rotation tended to last a week or so and then revert to growth lead performance; the 2021 occurrence took greater hold. Consequently, the Fund lagged in 2021 as our momentum factors weakened. Our risk management and portfolio manager decision making, the active layer our QuantActive process, has been critical in mitigating performance deterioration of momentum factors. Sole reliance on the quantitative layer of the process would have led to a wider performance gap in 2021 and potentially an overall lagging return. Compared to pure quantitative metrics and products, the Fund has provided superior returns confirming our belief in the importance of the QuantActive process.

The macroeconomic environment is a key investment process consideration and is addressed by the active layer. The U.S. economic recovery has been strong led by a robust, early vaccination drive and the amount of post-COVID fiscal and monetary stimulus. We expect monetary stimulus to take a step or two back compared to the fiscal response. The Federal Reserve’s policy objectives are largely in sight with inflation playing a greater role going forward. The expected fiscal policy scope is far broader than just COVID. The Biden Administration has targeted a massive infrastructure overhaul not seen since the Eisenhower administration. As at writing, the total scope of the infrastructure plan remains under debate but has found a healthy amount of bipartisan support. We expect some form of infrastructure package to pass in 2021, and we expect this package will hold to historic norms of increasing infrastructure spending leading to long-term economic growth. We believe the market has priced in a small fraction of the future benefit. This coupled with economic data showing the odds of recession significantly reduced underpin our bullish view of equities.

With this backdrop, we believe price and earnings momentum, which are historically cyclical factors, will reverse course. As that happens, we expect increased volatility and sharper, short-term corrections that ultimately bode well for the Fund.

We appreciate your continued confidence in us and in our investment process. As always, we go forward with sharp focus on performance and risk mitigation.

Sincerely,

Francisco Bido	Alexander Morris

F/m Investments Funds	ANNUAL REPORT
Portfolio Update
June 30, 2021 (Unaudited)

Performance (as of June 30, 2021)	One Year	Since Inception(a)
F/m Investments Large Cap Focused Fund Investor Class Shares	42.64%	23.60%
F/m Investments Large Cap Focused Fund Institutional Class Shares	43.00%	23.89%
S&P 500® Total Return Index(b)	40.79%	17.82%
S&P 500® Growth Total Return Index(c)	41.36%	22.01%

(a) The F/m Investments Large Cap Focused Fund (the “Focused Fund” or the “Fund”) commenced operations on October 3, 2016.

(b) The S&P 500® Total Return Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

(c) The S&P 500® Growth Total Return Index is a market capitalization weighted index made up of only the growth stocks that are part of the S&P 500® Total Return Index. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 888-553-4233.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500® Total Return Index and the S&P 500® Growth Total Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the indices; so too with the F/m Investments Large Cap Focused Fund, which will generally not invest in all the securities comprising each index.

Total Fund operating expense ratios as stated in the current Fund prospectus dated October 28, 2020 for the Focused Fund were as follows:
F/m Investments Large Cap Focused Fund Investor Class Shares, gross of fee waivers or expense reimbursements	1.50%
F/m Investments Large Cap Focused Fund Investor Class Shares, after fee waivers or expense reimbursements	1.15%
F/m Investments Large Cap Focused Fund Institutional Class Shares, gross of fee waivers or expense reimbursements	1.25%
F/m Investments Large Cap Focused Fund Institutional Class Shares, after fee waivers or expense reimbursements	0.90%

F/m Investments LLC (the “Adviser”) has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive its fees and reimburse expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, borrowing expenses, distribution fees pursuant to Rule 12b-1 plans, taxes, acquired fund fees and expenses, brokerage fees and commissions, dividend expenses on short sales, litigation expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to not more than 0.90% through at least October 31, 2021. Subject to approval by the Fund’s Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within the three years following the date when the waiver or reimbursement occurred, if the Fund is able to make the payment without exceeding the expense limitation in place at the time of the waiver or reimbursement. Only the Board of Trustees can terminate the contractual agreement before the expiration date. Total Gross Operating Expenses (Annualized) during the year ended June 30, 2021 were 1.41% and 1.16% for the Focused Fund’s Investor Class shares and Institutional Class shares, respectively. Please see the Disclosure of Fund Expenses, the Financial Highlights and Notes to Financial Statements (Note 5) sections of this report for expense related disclosures during the year ended June 30, 2021.

F/m Investments Funds	ANNUAL REPORT
Portfolio Update (continued)
June 30, 2021 (Unaudited)

(1)	The minimum initial investment for the F/m Investments Large Cap Focused Fund, Investor Shares is $1,000.

(2)	The minimum initial investment for the F/m Investments Large Cap Focused Fund, Institutional Shares is $100,000.

The graphs shown above represent historical performance of hypothetical investments of $10,000 in the F/m Investments Large Cap Focused Fund’s Investor Shares and $100,000 in the F/m Investments Large Cap Focused Fund’s Institutional Shares since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

F/m Investments Funds	ANNUAL REPORT
Portfolio Update (continued)
June 30, 2021 (Unaudited)

The Focused Fund’s principal investment objective is long-term growth of capital.  The Focused Fund seeks to achieve its investment objective by purchasing equity securities that the Adviser believes are likely to appreciate. It generally seeks to purchase equity securities of large capitalization U.S. companies, and may purchase American Depositary Receipts (“ADR’s”) of international companies trading on U.S. exchanges, that exhibit accelerating growth in earnings and revenue. The Fund may invest across different industries and sectors. The Fund will invest at least 80% of its net assets in securities that have a market capitalization at the time of investment comparable to securities held in the S&P 500® Total Return Index.

Sector Allocation of Portfolio Holdings (% of Net Assets)*
Communications	18.65%
Consumer, Cyclical	7.28%
Consumer, Non-Cyclical	12.42%
Energy	1.82%
Financials	9.39%
Industrials	5.86%
Technology	37.21%
Cash, Cash Equivalents, & Net Liabilities	7.37%
TOTAL	100.00%

Top Ten Portfolio Holdings (% of Net Assets)*
Apple, Inc.	7.62%
Microsoft Corp.	5.92%
Amazon.com, Inc.	5.02%
Advanced Micro Devices, Inc.	5.00%
Alphabet, Inc. - Class A	4.88%
NVIDIA Corp.	4.03%
Snap, Inc. - Class A	3.66%
PayPal Holdings, Inc.	3.22%
Netflix, Inc.	3.04%
Peloton Interactive, Inc. - Class A	2.87%

* The percentages in the above tables are based on the portfolio holdings of the Focused Fund as of June 30, 2021 and are subject to change. For a detailed break-out of holdings by industry, please refer to the Schedule of Investments.

F/m Investments Funds	ANNUAL REPORT
Disclosure of Fund Expenses - (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first section of the table provides information about actual account values and actual expenses (relating to the example $1,000 investment made at the beginning of the period). You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second section of the table provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Fund’s prospectus.

	Expenses and Value of a $1,000 Investment for the Period from 01/01/21 through 06/30/21
Focused Fund:	Beginning Account Value (01/01/2021)	Annualized Expense Ratio for the Period	Ending Account Value (06/30/2021)	Expenses Paid During Period
Actual Fund Return (in parentheses)
Investor Class Shares (+14.06%)	$1,000.00	1.15%	$1,140.60	$6.10	(a)
Institutional Class Shares (+14.20%)	$1,000.00	0.90%	$1,142.00	$4.78	(a)
Hypothetical 5% Fund Return
Investor Class Shares	$1,000.00	1.15%	$1,019.10	$5.76	(a)
Institutional Class Shares	$1,000.00	0.90%	$1,020.30	$4.51	(a)

(a)       Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

For more information on the Fund’s expenses, please refer to the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-553-4233. Please read it carefully before you invest or send money.

F/m Investments Funds
F/m Investments Large Cap Focused Fund	ANNUAL REPORT
Schedule of Investments
June 30, 2021

	Shares	Value
COMMON STOCK - 92.63%

Communications - 18.65%
Alphabet, Inc. - Class A (a)	1,786	$4,361,037
Amazon.com, Inc. (a)	1,305	4,489,409
Netflix, Inc. (a)	5,150	2,720,282
Snap, Inc. - Class A (a)	48,070	3,275,490
Zendesk, Inc. (a)	12,649	1,825,757
		16,671,975
Consumer, Cyclical - 7.28%
Chipotle Mexican Grill, Inc. (a)	1,493	2,314,658
Peloton Interactive, Inc. - Class A (a)	20,671	2,563,617
Starbucks Corp.	14,542	1,625,941
		6,504,216
Consumer, Non-Cyclical - 12.42%
Avantor, Inc. (a)	55,361	1,965,869
PayPal Holdings, Inc. (a)	9,884	2,880,988
Regeneron Pharmaceuticals, Inc. (a)	3,477	1,942,044
Square, Inc. - Class A (a)	9,944	2,424,347
Zimmer Biomet Holdings, Inc.	11,742	1,888,348
		11,101,596
Energy - 1.82%
ConocoPhillips	26,697	1,625,847

Financials - 9.39%
Ally Financial, Inc.	31,923	1,591,042
American Express Co.	10,578	1,747,803
Comerica, Inc.	21,338	1,522,253
Synchrony Financial	36,775	1,784,323
XP, Inc. - Class A - Brazil (a)	40,235	1,752,234
		8,397,655
Industrials - 5.86%
Boeing Co. (a)	7,427	1,779,212
FedEx Corp.	5,680	1,694,514
Howmet Aerospace, Inc.	51,293	1,768,070
		5,241,796
Technology - 37.21%
Advanced Micro Devices, Inc. (a)	47,634	4,474,262
Apple, Inc.	49,716	6,809,103
Applied Materials, Inc.	12,827	1,826,565
DocuSign, Inc. (a)	7,850	2,194,625
KLA Corp.	4,678	1,516,654
Lam Research Corp.	3,823	2,487,626
Microsoft Corp.	19,534	5,291,761
NVIDIA Corp.	4,501	3,601,250
NXP Semiconductors NV - Netherlands	8,041	1,654,195
QUALCOMM, Inc.	11,102	1,586,809
RingCentral, Inc. - Class A (a)	6,287	1,826,876
		33,269,726

TOTAL COMMON STOCK (Cost $65,234,834)		82,812,811

SHORT-TERM INVESTMENTS - 7.44%
Goldman Sachs Financial Square Government Fund - Institutional Class, 0.01% (b)	6,650,908	6,650,908

TOTAL SHORT-TERM INVESTMENTS (Cost $6,650,908)		6,650,908

TOTAL INVESTMENTS (Cost $71,885,742) - 100.07%		$89,463,719
LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.07)%		(63,317)
NET ASSETS - 100%		$89,400,402

Percentages are stated as a percent of net assets.

(a) Non-income producing security
(b) Rate shown represents the 7-day effective yield at June 30, 2021, is subject to change and resets daily.

The following abbreviations are used in this portfolio:
NV - Naamloze Vennootschap (Dutch: Limited Liability Company)

The accompanying notes are an integral part of these financial statements.

F/m Investments Funds
Statement of Assets and Liabilities

June 30, 2021	ANNUAL REPORT

F/m Investments
Large Cap
Focused Fund
Assets:
Total Investments, at cost	$71,885,742
Investments, at value	$89,463,719
Receivables:
Fund shares sold	100
Interest	86
Dividends	31,998
Prepaid expenses	8,669
Total assets	89,504,572

Liabilities:
Payables:
Fund shares redeemed	2,569
Due to adviser	45,848
Accrued distribution (12b-1) fees	21,048
Due to administrator	5,832
Accrued expenses	28,873
Total liabilities	104,170
Net Assets	$89,400,402

Sources of Net Assets:
Paid-in capital	$58,913,512
Total distributable earnings	30,486,890
Total Net Assets	$89,400,402

Investor Class Shares:
Net assets	$13,643,204
Shares Outstanding ($0 par value, unlimited shares of beneficial interest authorized)	683,693
Net Asset Value, Offering and Redemption Price Per Share	$19.96

Institutional Class Shares:
Net assets	$75,757,198
Shares Outstanding ($0 par value, unlimited shares of beneficial interest authorized)	3,769,201
Net Asset Value, Offering and Redemption Price Per Share	$20.10

The accompanying notes are an integral part of these financial statements.

F/m Investments Funds
Statement of Operations

June 30, 2021	ANNUAL REPORT

F/m Investments
Large Cap
Focused Fund
For the
Year Ended
June 30, 2021
Investment income:
Dividends	$344,627
Interest	599
Total investment income	345,226

Expenses:
Advisory fees (Note 5)	467,937
Distribution (12b-1) fees - Investor Class (Note 5)	31,542
Accounting and transfer agent fees and expenses (Note 5)	162,447
Reports to shareholders	21,071
Liquidity program fees	20,580
Miscellaneous	18,329
Compliance officer fees (Note 5)	18,000
Legal fees	16,187
Trustee fees and expenses	13,158
Audit fees	13,000
Custodian fees	11,894
Insurance	5,975
Pricing fees	4,627
Registration and filing fees	2,642
Total expenses	807,389

Less: fees waived by Adviser	(174,214)
Net expenses	633,175

Net investment loss	(287,949)

Realized and unrealized gain:
Net realized gain on:
Investments	19,707,398
Net realized gain on investments	19,707,398

Net change in unrealized appreciation on:
Investments	4,242,677
Net change in unrealized appreciation on investments	4,242,677

Net realized and unrealized gain on investments	23,950,075

Net increase in net assets resulting from operations	$23,662,126

The accompanying notes are an integral part of these financial statements.

F/m Investments Funds
Statements of Changes in Net Assets

June 30, 2021	ANNUAL REPORT

	F/m Investments Large Cap Focused Fund
	For the	For the
	Year Ended	Year Ended
	June 30, 2021	June 30, 2020
Increase (decrease) in net assets from:
Operations:
Net investment loss	$(287,949)	$(16,262)
Net realized gain on investments	19,707,398	2,906,779
Net change in unrealized appreciation on investments	4,242,677	7,846,040
Net increase in net assets resulting from operations	23,662,126	10,736,557

Distributions to shareholders from:
Total distributable earnings - Investor Class	(1,519,137)	(422,180)
Total distributable earnings - Institutional Class	(6,341,328)	(1,754,836)
Total distributions	(7,860,465)	(2,177,016)

Capital share transactions (Note 3):
Increase (decrease) in net assets from capital share transactions	20,478,170	(1,021,922)

Increase in net assets	36,279,831	7,537,619

Net Assets:
Beginning of year	53,120,571	45,582,952

End of year	$89,400,402	$53,120,571

The accompanying notes are an integral part of these financial statements.

F/m Investments Funds
Financial Highlights

June 30, 2021	ANNUAL REPORT

The following tables set forth the per share operating performance data for a share of beneficial interest outstanding, total returns and ratios to average net assets and other supplemental data for the years/period indicated.

	F/m Investments Large Cap Focused Fund
	Investor Class
	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Period Ended June 30, 2017(a)
Net Asset Value, Beginning of Year/Period	$15.90	$13.42	$12.98	$11.19	$10.00

Investment Operations:
Net investment income (loss)	(0.12)	(0.03)	0.05	0.03	0.02
Net realized and unrealized gain on investments	6.59	3.10	1.05	2.83	1.18
Total from investment operations	6.47	3.07	1.10	2.86	1.20

Distributions:
From net investment income	—	(0.05)	—	(0.04)	(0.01)
From net realized capital gains	(2.41)	(0.54)	(0.66)	(1.03)	—
Total distributions	(2.41)	(0.59)	(0.66)	(1.07)	(0.01)

Net Asset Value, End of Year/Period	$19.96	$15.90	$13.42	$12.98	$11.19

Total Return(b)	42.64%	23.56%	9.42%	26.50%	11.98	%(c)

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$13,643	$11,157	$9,788	$9,462	$10

Ratio of expenses to average net assets:
Before fees waived and expenses reimbursed	1.41%	1.50%	1.49%	1.76%	3.42	%(d)
After fees waived and expenses reimbursed	1.15%	1.15%	1.15%	1.15%	1.15	%(d)

Ratio of net investment income (loss):
After fees waived and expenses reimbursed	(0.63)%	(0.24)%	0.36%	0.04%	0.30	%(d)

Portfolio turnover rate	195%	139%	230%	221%	286	%(c)

(a)	The F/m Investments Large Cap Focused Fund (formerly, the Cognios Large Cap Growth Fund) commenced operations on October 3, 2016.
(b)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund’s Investor Class, assuming reinvestment of dividends, if any.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

F/m Investments Funds
Financial Highlights

June 30, 2021	ANNUAL REPORT

The following tables set forth the per share operating performance data for a share of beneficial interest outstanding, total returns and ratios to average net assets and other supplemental data for the years/period indicated.

	F/m Investments Large Cap Focused Fund
	Institutional Class
	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Period Ended June 30, 2017(a)
Net Asset Value, Beginning of Year/Period	$15.96	$13.47	$13.02	$11.20	$10.00

Investment Operations:
Net investment income (loss)	(0.05)	— (b)	0.07	0.04	0.04
Net realized and unrealized gain on investments	6.60	3.11	1.06	2.86	1.17
Total from investment operations	6.55	3.11	1.13	2.90	1.21

Distributions:
From net investment income	—	(0.08)	(0.02)	(0.05)	(0.01)
From net realized capital gains	(2.41)	(0.54)	(0.66)	(1.03)	—
Total distributions	(2.41)	(0.62)	(0.68)	(1.08)	(0.01)

Net Asset Value, End of Year/Period	$20.10	$15.96	$13.47	$13.02	$11.20

Total Return(c)	43.00%	23.84%	9.64%	26.84%	12.14	%(d)

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$75,757	$41,963	$35,795	$27,001	$4,948

Ratio of expenses to average net assets:
Before fees waived and expenses reimbursed	1.16%	1.25%	1.24%	1.51%	3.17	%(e)
After fees waived and expenses reimbursed	0.90%	0.90%	0.90%	0.90%	0.90	%(e)

Ratio of net investment income (loss):
After fees waived and expenses reimbursed	(0.38)%	0.01%	0.61%	0.29%	0.55	%(e)

Portfolio turnover rate	195%	139%	230%	221%	286	%(d)

(a)	The F/m Investments Large Cap Focused Fund (formerly, the Cognios Large Cap Growth Fund) commenced operations on October 3, 2016.
(b)	Net investment income resulted in less than $0.005 per share.
(c)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund’s Institutional Class, assuming reinvestment of dividends, if any.
(d)	Not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

F/m Investments Funds	ANNUAL REPORT

Notes to the Financial Statements

June 30, 2021

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The F/m Investments Large Cap Focused Fund (the “Focused Fund” or the “Fund”), is a series of M3Sixty Funds Trust (the “Trust”). The Trust was organized on May 29, 2015 as a Delaware statutory trust. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).

The Focused Fund’s investment objectives is long-term growth of capital. The Fund is a non-diversified Fund. As a non-diversified Fund, it may invest a significant portion of its assets in a small number of companies. The Fund’s investment adviser is F/m Investments, LLC (the “Adviser”).

The Fund has two classes of shares, Investor Class Shares and Institutional Class Shares. The Focused Fund’s Investor Class Shares and Institutional Class Shares commenced operations on October 3, 2016.

Income and realized/unrealized gains or losses are allocated to each class of the Fund on the basis of the net asset value of each class in relation to the net asset value of the Fund.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company that follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 946 applicable to investment companies.

a)             Security Valuation – All investments in securities are recorded at their estimated fair value, as described in note 2.

b)            Federal Income Taxes – The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required. The Fund recognizes tax benefits of uncertain tax positions only where the position is more-likely-than-not to be sustained assuming examination by tax authorities.

Management has analyzed the Fund’s tax positions taken on all open tax years (tax years ended June 30, 2018, June 30, 2019 and June 30, 2020) and expected to be taken as of and during the year ended June 30, 2021, and has concluded that the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year ended June 30, 2021, the Fund did not incur any interest or penalties. The Fund identifies its major tax jurisdictions as U.S. Federal and Delaware state.

c)             Cash and Cash Equivalents – Cash is held with a financial institution. The assets of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each account holder. The counterparty is generally a single bank rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy.

d)            Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. GAAP requires that permanent financial reporting differences relating to shareholder distributions be reclassified to paid-in capital or net realized gains. There were no reclassifications made during the year ended June 30, 2021.

e)            Expenses – Expenses incurred by the Trust that do not relate to a specific Fund of the Trust may be allocated equally across all Funds of the Trust, or to the individual Funds based on each Fund’s relative net assets or another basis (as determined by the Board), whichever method is deemed appropriate as stated in the Trust’s expense allocation policy. Expenses incurred specific to a particular Fund are allocated entirely to that Fund.

f)             Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F/m Investments Funds	ANNUAL REPORT

Notes to the Financial Statements

June 30, 2021

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

i)              Other – Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the identified cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

2.	INVESTMENT VALUATIONS

Processes and Structure

The Fund’s Board of Trustees (the “Board”) has adopted guidelines for valuing investments and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to the Adviser to apply those guidelines in determining fair value prices, subject to review by the Board.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
●	Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock) – Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Money market funds – Money market funds are valued at their net asset value of $1.00 per share and are categorized as Level 1.

F/m Investments Funds	ANNUAL REPORT

Notes to the Financial Statements

June 30, 2021

2.	INVESTMENT VALUATIONS (continued)

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of June 30, 2021:

Categories(a)	Level 1	Level 2	Level 3	Total
Focused Fund:
Assets:
Common Stock (b)	$82,812,811	$—	$—	$82,812,811
Short-Term Investment	6.650,908	—	—	6,650,908
Total Investments in Securities	$89,463,719	$—	$—	$89,463,719

(a)       As of and during the year ended June 30, 2021, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(b)       All common stock held in the Fund are Level 1 securities. For a detailed break-out of common stock by industry, please refer to the Schedule of Investments.

3.	CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock during the year ended June 30, 2021 for the Fund were as follows:

Focused Fund:	Sold	Redeemed	Reinvested	Net Increase (Decrease)
Investor Class Shares
Shares	38,854	(142,823)	85,827	(18,142)
Value	$691,017	$(2,622,996)	$1,519,138	$(412,841)
Institutional Class Shares
Shares	824,651	(40,500)	355,873	1,140,024
Value	$15,291,616	$(735,145)	$6,334,540	$20,891,011

Transactions in shares of capital stock during the year ended June 30, 2020 for the Fund were as follows:

Focused Fund:	Sold	Redeemed	Reinvested	Net Decrease
Investor Class Shares
Shares	31,157	(89,557)	30,637	(27,763)
Value	$451,728	$(1,265,198)	$422,180	$(391,290)
Institutional Class Shares
Shares	165,393	(321,611)	127,070	(29,148)
Value	$2,181,529	$(4,566,997)	$1,754,836	$(630,632)

F/m Investments Funds	ANNUAL REPORT

Notes to the Financial Statements

June 30, 2021

4.	INVESTMENT TRANSACTIONS

For the year ended June 30, 2021 aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales (Long-Term)
Focused Fund	$131,939,233	$123,105,906

There were no government securities purchased or sold during the year.

5.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Pursuant to the Advisory Agreement, the Adviser manages the operations of the Fund and manages the Fund’s investments in accordance with the stated policies of the Fund. As compensation for the investment advisory services provided to the Fund, the Adviser receives a monthly management fee equal to an annual rate of the Fund’s net assets as follows:

Fund	Management Fee Rate	Management Fees Accrued
Focused Fund	0.70%	$467,937

The Adviser has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive its fees and reimburse expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, borrowing expenses, distribution fees pursuant to Rule 12b-1 plan, taxes, acquired fund fees and expenses, brokerage fees and commissions, dividend expenses on short sales, litigation expenses, other expenditures which are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to not more than 0.90% through at least October 31, 2021. During the year ended June 30, 2021, the Adviser waived fees as follows:

Fund	Management Fees Waived
Focused Fund	$174,214

Subject to approval by the Fund’s Board of Trustees, any waiver or reimbursement under the Expense Limitation Agreement is subject to repayment by the Fund within the three fiscal years following the date of such waiver provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

At June 30, 2021, the cumulative unreimbursed amounts paid and/or waived by the Adviser on behalf of the Fund that may be recouped no later than the date stated below are as follows:

Fund	June 30, 2024	June 30, 2023	Totals
Focused Fund	$174,214	$90,431	$264,645

The Fund has entered into an Investment Company Services Agreement (“Services Agreement”) with M3Sixty Administration, LLC (“M3Sixty”). Under the Services Agreement, M3Sixty is responsible for a wide variety of functions, including but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Fund’s portfolio investments; (d) pricing the Fund’s shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Fund’s legal compliance; (j) maintaining shareholder account records; and, (k) Chief Compliance Officer services.

For the year ended June 30, 2021, the Fund accrued fees pursuant to the Services Agreement as follows:

Fund	Services Agreement Fees Accrued
Focused Fund	$180,447

F/m Investments Funds	ANNUAL REPORT

Notes to the Financial Statements

June 30, 2021

5.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS (continued)

Certain officers and an Interested Trustee of the Trust are also employees or officers of M3Sixty.

The Fund has entered into a Distribution Agreement (the “Distribution Agreement”) with Matrix 360 Distributors, LLC (the “Distributor”). Pursuant to the Distribution Agreement, the Distributor provides distribution services to the Fund. The Distributor serves as underwriter/distributor of the Fund.

The Fund has adopted a Distribution and Services Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act for its Investor Class shares. Under the Plan, the Fund may use 12b-1 fees to compensate broker-dealers (including, without limitation, the Distributor) for sales of the Fund’s shares, or for other expenses associated with distributing the Fund’s shares. The Fund may expend up to 0.25% for Investor Class shares of the Fund’s average daily net assets annually to pay for any activity primarily intended to result in the sale of shares of the Fund and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment is being made.

For the year ended June 30, 2021, the Fund accrued 12b-1 expenses attributable to Investor Class shares as follows:

Fund	12b-1 Fees Accrued
Focused Fund	$31,542

6.	TAX MATTERS

For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation of investments at June 30, 2021 were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Focused Fund	$71,886,775	$17,985,799	$(408,855)	$17,576,944

The difference between book basis unrealized appreciation and tax-basis unrealized appreciation for the Fund is attributable primarily to the tax deferral of losses on wash sales.

The Fund’s tax basis distributable earnings are determined only at the end of each fiscal year. As of June 30, 2021, the components of distributable earnings presented on an income tax basis were as follows:

Fund	Deferred Post-October and Late Year Loss	Capital Loss Carryforwards	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation	Total Distributable Earnings
Focused Fund	$—	$—	$5,129,489	$7,780,457	$17,576,944	$30,486,890

Under current law, capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. For disclosure purposes, these deferrals are included in “Deferred Post-October and Late Year Loss” above. As of June 30, 2021, the Fund did not elect to defer any post-October and late year losses.

As of June 30, 2021, the Fund had no capital loss carryforwards for federal income tax purposes available to offset future capital gains.

F/m Investments Funds	ANNUAL REPORT

Notes to the Financial Statements

June 30, 2021

6.	TAX MATTERS (continued)

In accordance with GAAP, the Fund may record reclassifications in the capital accounts, if necessary. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present total distributable earnings and paid-in capital on a tax basis which is considered to be more informative to the shareholder. As of June 30, 2021, there were no such reclassifications.

The tax character of distributions paid by the Fund during year ended June 30, 2021 were as follows.

Fund	Long-Term Capital Gains	Ordinary Income
Focused Fund	$3,810,329	$4,050,136

The tax character of distributions paid by the Fund during the year ended June 30, 2020 were as follows.

Fund	Long-Term Capital Gains	Ordinary Income
Focused Fund	$1,911,677	$265,339

7.	NON-DIVERSIFIED FUND

The Focused Fund is a non-diversified Fund. A Non-diversified fund may or may not have a diversified portfolio of investments at any given time, and may have large amounts of assets invested in a very small number of companies, industries or securities. Such lack of diversification substantially increases market risks and the risk of loss associated with an investment in the Fund, because the value of each security will have a greater impact on the Fund’s performance and the value of each shareholder’s investment. When the value of a security in a non-diversified fund falls, it may have a greater impact on the Fund than it would have in a diversified fund.

8.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of a fund’s voting interest creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2021, the Focused Fund had omnibus shareholder accounts which amounted to more than 25% of the total shares outstanding of the Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of the Fund.

9.	COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Trust may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

10.	SUBSEQUENT EVENTS

At a meeting of the Board held on July 27, 2021, the Board approved an Agreement and Plan of Reorganization (the “Reorganization”) of the Fund into a new series of F/m Funds Trust. The Board also authorized and called a Special Meeting of Shareholders to be held on or about October 18, 2021 (the “Special Meeting”) for the purpose of approving the Reorganization and to conduct any other business that may lawfully be presented at such Special Meeting.

Management has evaluated the impact of all subsequent events of the Fund through the date the financial statements were issued, and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

11.	RECENT MARKET EVENTS

An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 began in China in December 2019 and continues today. The spread of the coronavirus resulted in travel and border restrictions, quarantines, curfews, and restrictions on large gatherings. Government measures to limit the spread of the virus include enhanced health screenings at ports of entry and elsewhere and prolonged quarantines for many people. Despite these measures, the virus’ spread resulted in a large number of deaths, disrupted global healthcare systems and supply chain chains. As a result, 2020 and early 2021 caused lower consumer demand for a wide range of products and services and general concern and uncertainty. While governments took unprecedented action to limit disruptions to the financial system, global financial markets experienced significant volatility resulting from the spread of and subsequent intervening measures intended to limit the spread of COVID-19. Since early 2021, the widespread distribution of vaccines helped stabilize some financial markets and reopen some economies, and significant government stimulus mitigated economic damages to the global economy. But the spread of COVID-19 adversely affected the economies of many nations and the entire global economy, in general. Still, global markets are concerned over the pace of economic recovery globally, the potential for inflation because of the government stimulus, and further disruption due to the emergence of highly contagious COVID-19 variants, such as the “delta” variant. At this time, the Fund cannot determine the full extent of the impact of COVID-19 and its variants on the Fund’s performance, which will depend on future developments, including the duration and the continued spread of the outbreak.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of M3Sixty Funds Trust

and the Shareholders of F/m Investments Large Cap Focused Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of F/m Investments Large Cap Focused Fund, a series of shares of beneficial interest in M3Sixty Funds Trust (the “Fund”), including the schedule of investments, as of June 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the period October 3, 2016 through June 30, 2017 were audited by other auditors, whose report dated August 29, 2017, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the M3Sixty Funds Trust since 2018.

Philadelphia, Pennsylvania

August 27, 2021

F/m Investments Funds	ANNUAL REPORT

Additional Information

June 30, 2021 (Unaudited)

1.	PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-553-4233; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 is available without charge, upon request, by calling 1-888-553-4233; and on the Commission’s website at http://www.sec.gov.

2.	PORTFOLIO HOLDINGS

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT will be available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prior to March 31, 2020, the Fund filed its complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov.

3.	SHAREHOLDER TAX INFORMATION

The tax character of distributions paid by the Focused Fund during the year ended June 30, 2021, were as follows.

Fund	Long-Term Capital Gains	Ordinary Income
Focused Fund	$3,810,329	$4,050,136

Complete information will be computed and reported in conjunction with your 2021 Form 1099-DIV.

Shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2022 to determine the calendar year amounts to be included on their 2021 tax returns. Shareholders should consult their own tax advisors.

F/m Investments Funds	ANNUAL REPORT

Trustees and Officers

June 30, 2021 (Unaudited)

The Trustees are responsible for the management and supervision of the Fund. The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Fund; and oversee activities of the Fund. The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 888-553-4233.

Following are the Trustees and Officers of the Trust, their year of birth and address, their present position with the Trust, and their principal occupation during the past five years. As described above under “Description of the Trust”, each of the Trustees of the Trust will generally hold office indefinitely. The Officers of the Trust will hold office indefinitely, except that: (1) any Officer may resign or retire and (2) any Officer may be removed any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal. In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table. The address of each trustee and officer is 4300 Shawnee Parkway, Suite 100, Fairway, KS 66205.

Name and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees
Kelley J. Brennan - 1942	Trustee	Since 2015	Retired; Partner, PricewaterhouseCoopers LLP (an accounting firm) (1981-2002).	One	None
Steven D. Poppen - 1968	Trustee	Since 2015	Executive Vice President and Chief Financial Officer, Minnesota Vikings (professional sports organization) (1999 to present).	One	360 Funds Trust (6 portfolios) (2018-present)
Tobias Caldwell - 1967	Trustee	Since 2016	Managing Member, Genovese Family Enterprises, LLC (family office) (1999-present); Managing Member, PTL Real Estate LLC (real estate/investment firm) (2000-9/2019); Manager Member, Bear Properties, LLC (real estate firm) (2006-present).	One	AlphaCentric Prime Meridian Income Fund (2018-present); Strategy Shares (2016-present) (3 funds); Mutual Fund & Variable Insurance Trust (2010-present) (13 funds); Mutual Fund Series Trust, comprised of 40 funds (2006-present)
Interested Trustee*
Randall K. Linscott - 1971	Trustee and President	Since 2015	Chief Executive Officer, M3Sixty Administration, LLC (2013-present); Chief Operating Officer, Managing Member, M3Sixty Holdings, LLC, (2011-present).	One	360 Funds (6 portfolios)

* The Interested Trustee is an Interested Trustee because he is an officer and employee of the Administrator.

F/m Investments Funds	ANNUAL REPORT

Trustees and Officers (continued)

June 30, 2021 (Unaudited)

Name and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Officers
András P. Teleki - 1971	Chief Compliance Officer and Secretary	Since 2016	Chief Legal Officer, M3Sixty Administration, LLC, M3Sixty Holdings, LLC, Matrix 360 Distributors, LLC, and M3Sixty Advisors, LLC (2015-present); Chief Compliance Officer and Secretary, 360 Funds (2015-present); Chief Compliance Officer and Secretary, WP Trust (2016-present).	N/A	N/A
Larry E. Beaver, Jr. - 1969**	Assistant Treasurer	Since 2017	Fund Accounting, Administration and Tax Officer, M3Sixty Administration, LLC (2017-Present); Director of Fund Accounting & Administration, M3Sixty Administration, LLC (2005-2017); Assistant Treasurer, 360 Funds (July 2017-present); Assistant Treasurer, WP Funds Trust (July 2017-June 2021); Chief Accounting Officer, Amidex Funds, Inc. (2003-2020); Assistant Treasurer, Capital Management Investment Trust (July 2017-2019); Treasurer, 360 Funds (2007-July 2017); Treasurer and Assistant Secretary, Capital Management Investment Trust (2008-July 2017); Treasurer, WP Trust (2015-July 2017); Treasurer and Chief Financial Officer, Monteagle Funds (2008-2016).	N/A	N/A
Bo J. Howell - 1981	Assistant Secretary	Since 2020	Shareholder, Strauss Troy Co., LPA (2020 to present); CEO of Joot (2018 to present); Partner, Practus LLP (2018-2020); Director of Fund Administration, Ultimus Fund Solutions, LLC (2014 to 2018).	N/A	N/A
Steve Roberts - 1953	Anti-Money Laundering Officer	Since 2021	Chief Compliance Officer, Matrix 360 Distributors, LLC (2017-present); Chief Compliance Officer, WP Trust (2018-2021); Compliance Analyst, State Street (2016-2017).	N/A	N/A

** Effective December 28, 2018, Larry E. Beaver, Jr. was assigned as Interim Treasurer until a new Treasurer is appointed by the Board.

F/m Investments Funds	ANNUAL REPORT

Trustees and Officers (continued)

June 30, 2021 (Unaudited)

Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust. Officers of the Trust and interested Trustees do receive compensation directly from certain service providers to the Trust. Each Trustee who is not an “interested person” receives a fee of $5,000 each year (paid quarterly), plus a fee of $1,500 per Fund each year (paid quarterly), and $200 per Fund per Board or committee meeting attended. The Trust will also reimburse each Trustee for travel and other expenses incurred in connection with, and/or related to, the performance of their obligations as a Trustee. Officers of the Trust will also be reimbursed for travel and other expenses relating to their attendance at Board meetings.

Name of Trustee[1]	Aggregate Compensation From the Fund[2]	Pension or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From all Series of the M3Sixty Funds Paid to Trustees[2]
Independent Trustees
Kelley Brennan	$4,367	None	None	$11,117
Steve Poppen	4,367	None	None	11,117
Tobias Caldwell	4,367	None	None	11,117
Interested Trustees and Officers
Randall K. Linscott	None	Not Applicable	Not Applicable	None

1 Each of the Trustees serves as a Trustee to each Series of the Trust. The Trust currently offers one (1) series of shares.

2 Figures are for the year ended June 30, 2021 and includes amounts paid by the AXS Alternative Value Fund and the AXS Market Neutral Fund which are no longer in the Trust.

F/m Investments Funds	ANNUAL REPORT

Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has established a liquidity risk management program (the “Liquidity Program”) that is reasonably designed to assess and manage the Fund’s liquidity risk, which generally represents the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests. The Board has appointed M3Sixty Administration, LLC (“M3Sixty”), as the administrator of the Liquidity Program. As administrator, M3Sixty is responsible for overseeing the daily operations of the Liquidity Program, and annually assessing, managing, and reviewing with the Board the liquidity risk of each series in the Trust. M3Sixty works with the Fund’s investment adviser, as necessary, to execute the Liquidity Program and address issues as they arise.

The Liquidity Program’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund cannot timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence each Fund’s liquidity and the periodic classification and reclassification of its investments into categories that reflect each investment adviser’s assessment of the Fund’s relative liquidity under current market conditions. Under the Liquidity Program, every investment held by the Fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.

As required by the Liquidity Rule, at a meeting held on January 27, 2021, M3Sixty presented an annual assessment to the Board that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each Fund’s Highly Liquid Investment Minimum (“HLIM”). The annual assessment included consideration of the following factors, as applicable:

●	the Fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund;
●	the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers;
●	the use of borrowings and derivatives for investment and redemption purposes;
●	short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents

For each series in the Trust, the annual assessment incorporated a report related to each Fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of December 1, 2019 through November 30, 2020. The report described the methodology for classifying each Fund’s investments (including derivative transactions) into one of four liquidity categories, as well as the percentage of each Fund’s investments assigned to each category. It also explained the methodology for establishing a Fund’s HLIM and noted that the investment adviser reviews the HLIM assigned to each Fund no less frequently than annually.

During the period, M3Sixty noted that the COVID-19 pandemic, especially in the March 2020 through mid-April 2020 timeframe, was the key factor and/or market event that impacted liquidity risk. Other factors included portfolio composition and client base during the period.

During the assessment period, the Board did not approve any material changes to the program.

For the Trust, certain provisions of the Liquidity Program initially became effective on June 1, 2019, and the full Liquidity Program was formally approved by the Board in December 2019. During the period covered by the annual assessment, M3Sixty concluded, and reported to the Board, that the Liquidity Program since its implementation has operated adequately and effectively and is reasonably designed to assess and manage each Fund’s liquidity risk.

M3SIXTY FUNDS TRUST

4300 Shawnee Mission Pkwy

Suite 100

Fairway, KS 66205

INVESTMENT ADVISER

F/m Investments, LLC

3050 K Street, NW

Suite W-170

Washington, DC 20007

ADMINISTRATOR & TRANSFER AGENT

M3Sixty Administration, LLC

4300 Shawnee Mission Pkwy

Suite 100

Fairway, KS 66205

DISTRIBUTOR

Matrix 360 Distributors, LLC

4300 Shawnee Mission Pkwy

Suite 100

Fairway, KS 66205

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP

1835 Market Street

3rd Floor

Philadelphia, PA 19103

LEGAL COUNSEL

Strauss Troy Co., LPA

Federal Reserve Building

150 E. 4th Street

4th Floor

Cincinnati, OH 45202-4018

CUSTODIAN BANK

U.S Bank, N.A.

425 Walnut Street
Cincinnati, OH 45202

ITEM 2.	CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(d)	The registrant’s Code of Ethics is filed herewith.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that Kelley J. Brennan serves on its audit committee as the “audit committee financial expert” as defined in Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $11,000 with respect to the Fund’s fiscal year ended June 30, 2021 and $11,000 with respect to the Fund’s fiscal year ended June 30, 2020. The June 30, 2021 and June 30, 2020 fees were paid to BBD, LLP.

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $2,000 with respect the Fund’s fiscal year ended June 30, 2021 and $2,000 with respect to the Fund’s fiscal year ended June 30, 2020. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns. The June 30, 2021 and June 30, 2020 fees were paid to BBD, LLP.

(d)

All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 with respect to the Fund’s fiscal years ended June 30, 2021 and June 30, 2020.

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)

Not applicable. The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant’s principal accountant for services rendered for the fiscal years ended June 30, 2021 and June 30, 2020 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s adviser.

(h)	The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence and has determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULES OF INVESTMENTS

Included in Annual Report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable as the Funds are open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable as the Funds are open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable as the Funds are open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable as the Funds are open-end management investment companies.

ITEM 13.	EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

M3Sixty Funds Trust

/s/ Randy Linscott
By: Randy Linscott
Principal Executive Officer,
Date: September 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

/s/ Randy Linscott
By Randy Linscott

Principal Executive Officer
Date: September 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

/s/ Larry E. Beaver, Jr.
By Larry E. Beaver, Jr.
Assistant Treasurer and Acting Principal Financial Officer
Date: September 2, 2021